UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   August 15, 2012

MAGNEGAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51883	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

150 Rainville Road
Tarpon Springs, FL 34689
 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

Not applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On August 16, 2012, MagneGas Corporation, a Delaware Corporation (the “Company”) and certain stockholders of the Company (the “Selling Stockholders”) entered into an underwriting agreement (the “Underwriting Agreement”) with Northland Securities, Inc. acting severally on behalf of itself and the underwriter named in Schedule III thereto (the “Underwriters”), pursuant to which the Company and the Selling Stockholders agreed to sell, and the Underwriters agreed to purchase for resale to the public (the “Offering”), subject to the terms and conditions expressed therein, an aggregate 2,850,000 shares of common stock, par value $0.001 per share (the “Shares”), at a price to the public of $3.00 per share, less underwriting discounts and commissions.  In addition, the Company and Selling Stockholders granted the Underwriters a 45-day option to purchase up to an additional 427,500 Shares to cover over-allotments, if any.

The Company expects the Offering to close on or about August 21, 2012, subject to the satisfaction of customary closing conditions.  The Underwriting Agreement provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to reimburse the Underwriters for payments that the Underwriters may be required to make because of such liabilities.

The Company conducted the Offering pursuant to a Registration Statement on Form S-1 (File No. 333-181775), which was declared effective by the Securities and Exchange Commission on August 15, 2012, and a Registration Statement on Form S-1 (File No. 333-183337), which was effective upon filing with the Securities and Exchange Commission on August 16, 2012.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is incorporated by reference hereto and was filed as Exhibit 1.1 to the Company’s Amendment No. 4 to the Registration Statement on Form S-1, which was filed with the Securities and Exchange Commission on July 24, 2012.

Item 8.01. Other Events.

Trading on NASDAQ

On August 15, 2012, the Company’s common stock commenced trading on The NASDAQ Capital Market (“NASDAQ”) under the symbol “MNGA”.  On August 15, 2012, the Company issued a press release announcing the listing on NASDAQ.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Press Release Announcing Pricing of Offering

On August 16, 2012, the Company issued a press release announcing the pricing of the Offering.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description
1.1
Form of Underwriting Agreement (incorporated by reference to the Company’s Amendment No. 4 to the Registration Statement on Form S-1, filed with the Securities and Exchange Commission on July 24, 2012).

99.1	Press Release Announcing Listing Shares on NASDAQ, dated August 15, 2012.

99.2	Press Release Announcing Pricing of Offering, dated August 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNEGAS CORPORATION

Date: August 16, 2012	By:	/s/ Ermanno Santilli
Ermanno Santilli Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1
Form of Underwriting Agreement (incorporated by reference to the Company’s Amendment No. 4 to the Registration Statement on Form S-1, filed with the Securities and Exchange Commission on July 24, 2012).

99.1	Press Release Announcing Listing Shares on NASDAQ, dated August 15, 2012.

99.2	Press Release Announcing Pricing of Offering, dated August 16, 2012.